                                                                        EX. 99.2



                          NOTICE OF GUARANTEED DELIVERY
                                       OF
                            10% SENIOR NOTES DUE 2008
                                       OF
                         THE J.H. HEAFNER COMPANY, INC.


         This form, or one substantially equivalent hereto, must be used by any Holder of 10% Senior Notes due 2008, (the "Initial Notes") of The J.H. Heafner Company, Inc., a North Carolina corporation (the "Company"), who wishes to tender Initial Notes pursuant to the Company's Exchange Offer, as defined in the Prospectus dated [ ], 1998 (the "Prospectus"), and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver such Initial Notes or any other documents required by the Letter of Transmittal on or before the Expiration Date (as defined in the Prospectus) or (iii) who cannot comply with the book-entry transfer procedure on a timely basis. This form may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                         THE J.H. HEAFNER COMPANY, INC.
                          NOTICE OF GUARANTEED DELIVERY

                   THE CHASE MANHATTAN BANK, AS EXCHANGE AGENT

By Mail, Hand or Overnight Courier:          Facsimile Transmission Number
          55 Water Street                    (Eligible Institutions only):
     Room 234, North Building                      (212) 638-7375 or
     New York, New York 10041                       (212) 344-9367
     Attention: Carlos Esteves
                                                 To Confirm Facsimile
    (IF BY MAIL, REGISTERED OR                  or for Information Call
    CERTIFIED MAIL RECOMMENDED)                     (212) 638-0828


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Initial Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Initial Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Initial Notes listed below:

                Certificate Number(s)
                    (If Available)                                            Principal Amount Tendered
-------------------------------------------------------          ----------------------------------------------------


-------------------------------------------------------          ----------------------------------------------------


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

         All authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         If Initial Notes will be tendered by book-entry transfer, please provide the following information:




Name of  Tendering Institution:

-------------------------------------------------------          ----------------------------------------------------


The Depository Trust Company
                                                                 ----------------------------------------------------
      Account Number:                                                               Signature(s)


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                                                                 ----------------------------------------------------
                                                                               Name(s) (please print)

                                                                 ----------------------------------------------------
                                                                                   Street Address


                                                                 ----------------------------------------------------
                                                                              City, State and Zip Code


-------------------------------------------------------          ----------------------------------------------------
                         Date                                              Area Code and Telephone Number

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
                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or a facsimile thereof), together with the Initial Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).


-------------------------------------------------------          ----------------------------------------------------
                     Name of Firm                                               Authorized Signature

-------------------------------------------------------          ----------------------------------------------------
                    Street Address                                               Name (please print)

-------------------------------------------------------
               City, State and Zip Code


-------------------------------------------------------           ----------------------------------------------------
            Area Code and Telephone Number                                              Date


         DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. ACTUAL SURRENDER OR CERTIFICATES FOR INITIAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof on or prior to the Expiration Date. The method of delivery to the Exchange Agent of this Notice of Guaranteed Delivery and all other required documents is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a further description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

2. Signature on this Notice of Guaranteed Delivery; Guarantee of Signatures. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Initial Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Initial Notes without alteration, addition or any change whatsoever.

                  If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

         3. Requests for Assistance or Additional Copies. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.

                                      -4-